UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
December 28, 2006
___________________

AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2006, Aetrium Incorporated ("Aetrium") and certain of its affiliates completed a transaction in which they sold to WEB Technology, Inc. (“WEB Technology”) the assets related to Aetrium’s product lines manufactured at its Dallas, Texas facility (the “Transferred Product Lines”) pursuant to an Asset Purchase Agreement dated December 28, 2006 by and among Aetrium, Aetrium Corporation and Aetrium-WEB Technology, LP as the sellers and WEB Technology as the buyer (the “Asset Purchase Agreement”). The Asset Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The Transferred Product Lines include Aetrium’s burn-in board loaders and turret-based test handlers.

In addition to the transfer of assets, subject to certain limitations Aetrium will pay to WEB Technology the payroll related expenses of WEB Technology, including wages and the employer portion of taxes and benefits, for the three month period ending March 31, 2007 for employees (other than Keith E. Williams) transferring from Aetrium to WEB Technology as a result of the sale.

In connection with the sale, WEB Technology has assumed all liabilities related to the Transferred Product Lines, including all product warranty liabilities, and has agreed to provide spare parts and customer services and support with respect to the Transferred Product Lines at levels currently provided through December 31, 2008. As additional consideration for the sale, WEB Technology will pay to Aetrium $522,000 in quarterly installments over two years with interest at the annual rate of five percent.

Keith E. Williams, a named executive officer of Aetrium, owns approximately eleven percent of the equity interests in WEB Technology. The terms of the transaction were determined by negotiation between WEB Technology and Aetrium.

Item 2.05. Costs Associated with Exit or Disposal Activities.

In connection with the sale of assets and operations described in Item 2.01 above, Aetrium expects to incur charges as described below.

Subject to the final determination of the net carrying values of the assets and liabilities transferred pursuant to the Asset Purchase Agreement as described in Item 2.01, Aetrium anticipates that it will incur a net loss on the sale in the range of $3.9 to $4.3 million.

In connection with the sale of the assets, Aetrium terminated all twenty-eight of its employees employed at its Dallas, Texas facility. Twenty of those employees (in addition to Keith E. Williams) became employees of WEB Technology. The remaining eight employees (including Keith E. Williams) were terminated under severance arrangements. The costs under these severance arrangements is estimated to be in the range of $250,000 to $300,000 and will be paid in varying amounts through December 31, 2008.

Aetrium expects to incur total charges in the range of $4.2 to $4.6 million related to the above items, which charges will be recorded in the quarter ended December 31, 2006. Of the above charges, the payroll coverage costs described in Item 2.01 and the severance costs described above will result in aggregate future cash expenditures in the range of $550,000 to $650,000.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

In connection with the sale of assets described in Item 2.01 above and resulting closure of Aetrium’s Dallas, Texas operation, Aetrium terminated the employment of Keith E. Williams, a named executive officer of Aetrium who had been serving as President of that operation, and entered into a severance arrangement with Mr. Williams. The severance arrangement is set forth in a memorandum dated December 28, 2006, attached hereto as Exhibit 10.2 and incorporated by reference herein. Under the terms of the severance arrangement, Mr. Williams will receive one year’s salary ($150,000) over the two year period ending December 31, 2008, plus an amount equivalent to Aetrium’s employer portion of medical, dental and life coverage costs for an individual employee under its benefit plans for such two year period. In addition, Aetrium has extended the exercise period following termination of employment under options for Aetrium common stock held by Mr. Williams from ninety days to one year, or the earlier expiration of such options.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Aetrium Incorporated
Report Regarding Pro Forma
Condensed Financial Statements
(Unaudited)

On December 31, 2006, as described in Items 2.01 and 2.05 above, Aetrium sold its product lines and operations located in Dallas, Texas. Aetrium anticipates that it will incur a net loss on the sale in the range of $3.9 to $4.3 million. In connection with this business disposition, Aetrium terminated eight employees at that location under severance arrangements, in addition to twenty employees who agreed to continue with the business as employees of WEB Technology. Charges related to the severance and related costs are estimated to be in the range of $250,000 to $300,000. Aetrium expects to incur total charges in the range of $4.2 to $4.6 million related to the above items, which charges will be recorded in the quarter ended December 31, 2006.

The accompanying unaudited pro forma condensed balance sheet gives effect to the business disposition as if it had occurred on September 30, 2006, including the sale of related assets and the transfer of related liabilities to WEB Technology. The pro forma balance sheet also reflects nonrecurring charges attributed directly to the transaction, including an estimated loss on the sale of such net assets, and the accrual of severance costs and professional fees related to the disposition of the business. The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2006 and 2005 and the years ended December 31, 2005, 2004 and 2003 present results of operations as if the business disposition had occurred on January 1, 2003. The pro forma condensed statements of operations do not include the estimated loss on the sale of the net assets, severance charges and professional fees related to the disposition of the business.

Pro forma adjustments include the following:

1.
The pro forma condensed balance sheet includes adjustments reflecting the sale of assets (primarily accounts receivable and inventories) to and the assumption of liabilities by WEB Technology as of September 30, 2006 pursuant to the Asset Purchase Agreement and an estimated loss of $3.5 million associated with the disposal of such net assets. The pro forma condensed balance sheet also includes adjustments reflecting the accrual of $0.3 million of severance charges and estimated professional fees directly attributable to the transaction.

2.
The pro forma statements of operations include adjustments which reflect the elimination of revenues and costs associated with the discontinued operations. Nonrecurring charges, including the estimated loss on the disposal of such net assets, severance charges and professional fees are not included in the pro forma statements of operations. Such charges will be recorded in our quarter ended December 31, 2006.

The pro forma adjustments are based upon historical information and certain assumptions that management deems appropriate. The unaudited pro forma condensed financial data presented herein are not necessarily indicative of the results Aetrium would have obtained had such events occurred at the dates indicated above or of our future results.

Aetrium Incorporated
Pro Forma Condensed Balance Sheet
September 30, 2006
(Unaudited)
(in thousands)

ASSETS

	As Historically Reported	Pro Forma Adjustments (Note 1)		Pro Forma

Current Assets:
Cash and cash equivalents	$7,106	$-		$7,106
Accounts receivable, net	3,403	(339)	(1B)	3,064
Notes receivable - current	-	188	(1A)	188
Inventories	11,332	(3,562)	(1B)	7,770
Other current assets	270	-		270
Total current assets	22,111	(3,713)		18,398

Property and equipment, net	258	(45)	(1B)	213

Notes receivable	-	334	(1A)	334
Identifiable intangible assets, net	171	(167)	(1B)	4
Other assets	78	-		78

Total assets	$22,618	$(3,591)		$19,027

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of long-term debt	$37	$-		$37
Trade accounts payable	864	(37)	(1C)	827
Accrued compensation	876	(213)	(1C)	663
Accrued severance	-	300	(1D)	300
Other accrued liabilities	1,167	163	(1C)	1,330
Total current liabilities	2,944	213		3,157

Long-term debt, less current portion	70	-		70

Shareholders' equity:
Common stock	10	-		10
Additional paid-in capital	61,658	-		61,658
Accumulated deficit	(42,064)	(3,804)	(1E)	(45,868)
Total shareholders' equity	19,604	(3,804)		15,800

Total liabilities and shareholders' equity	$22,618	$(3,591)		$19,027

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Pro Forma Condensed Statement of Operations
Nine Months Ended September 30, 2006
(Unaudited)
(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)		Pro Forma

Net sales	$25,394	$(2,283)	(2A)	$23,111
Cost of goods sold	12,938	(1,361)	(2A)	11,577
Gross profit	12,456	(922)		11,534

Operating expenses:
Selling, general and administrative	6,302	(1,377)	(2A)	4,925
Research and development	3,219	(688)	(2A)	2,531
Total operating expenses	9,521	(2,065)		7,456

Operating income	2,935	1,143		4,078
Interest income (expense), net	145	-		145
Income before income taxes	3,080	1,143		4,223
Income tax expense	(35)	-		(35)
Income from continuing operations	3,045	1,143		4,188
Loss from discontinued operations	-	(1,143)	(2A)	(1,143)
Net income	$3,045	$-		$3,045

Basic income (loss) per share:
Continuing operations	$0.31			$0.42
Discontinued operations	-			(0.11)
Net income	$0.31			$0.31

Diluted income (loss) per share:
Continuing operations	$0.29			$0.40
Discontinued operations	-			(0.11)
Net income	$0.29			$0.29

Weighted average common shares outstanding:
Basic	9,964			9,964
Diluted	10,559			10,559

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Pro Forma Condensed Statement of Operations
Nine Months Ended September 30, 2005
(Unaudited)
(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)		Pro Forma

Net sales	$10,811	$(2,970)	(2A)	$7,841
Cost of goods sold	5,417	(1,572)	(2A)	3,845
Gross profit	5,394	(1,398)		3,996

Operating expenses:
Selling, general and administrative	5,192	(1,812)	(2A)	3,380
Research and development	2,236	(695)	(2A)	1,541
Total operating expenses	7,428	(2,507)		4,921

Operating loss	(2,034)	1,109		(925)
Interest income (expense), net	101	-		101
Loss before income taxes	(1,933)	1,109		(824)
Income tax expense	-	-		-
Loss from continuing operations	(1,933)	1,109		(824)
Loss from discontinued operations	-	(1,109)	(2A)	(1,109)
Net loss	$(1,933)	$-		$(1,933)

Loss per share - basic and diluted:
Continuing operations	$(0.20)			$(0.09)
Discontinued operations	-			(0.12)
Net loss	$(0.20)			$(0.20)

Weighted average common shares outstanding:
Basic	9,631			9,631
Diluted	9,631			9,631

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Pro Forma Condensed Statement of Operations
Year Ended December 31, 2005
(Unaudited)
(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)		Pro Forma

Net sales	$16,407	$(3,423)	(2A)	$12,984
Cost of goods sold	8,316	(1,874)	(2A)	6,442
Gross profit	8,091	(1,549)		6,542

Operating expenses:
Selling, general and administrative	7,058	(2,325)	(2A)	4,733
Research and development	3,125	(902)	(2A)	2,223
Total operating expenses	10,183	(3,227)		6,956

Operating loss	(2,092)	1,678		(414)
Interest income (expense), net	141	-		141
Loss before income taxes	(1,951)	1,678		(273)
Income tax benefit	30	-		30
Loss from continuing operations	(1,921)	1,678		(243)
Loss from discontinued operations	-	(1,678)	(2A)	(1,678)
Net loss	$(1,921)	$-		$(1,921)

Loss per share - basic and diluted:
Continuing operations	$(0.20)			$(0.03)
Discontinued operations	-			(0.17)
Net loss	$(0.20)			$(0.20)

Weighted average common shares outstanding:
Basic	9,634			9,634
Diluted	9,634			9,634

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Pro Forma Condensed Statement of Operations
Year Ended December 31, 2004
(Unaudited)
(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)		Pro Forma

Net sales	$27,789	$(5,030)	(2A)	$22,759
Cost of goods sold	12,000	(2,653)	(2A)	9,347
Gross profit	15,789	(2,377)		13,412

Operating expenses:
Selling, general and administrative	8,728	(2,695)	(2A)	6,033
Research and development	3,593	(1,029)	(2A)	2,564
Total operating expenses	12,321	(3,724)		8,597

Operating income	3,468	1,347		4,815
Interest income (expense), net	(13)			(13)
Income before income taxes	3,455	1,347		4,802
Income tax expense	(52)	-		(52)
Income from continuing operations	3,403	1,347		4,750
Loss from discontinued operations	-	(1,347)	(2A)	(1,347)
Net income	$3,403	$-		$3,403

Basic income (loss) per share:
Continuing operations	$0.35			$0.50
Discontinued operations	-			(0.14)
Net income	$0.35			$0.35

Diluted income (loss) per share:
Continuing operations	$0.34			$0.47
Discontinued operations	-			(0.13)
Net income	$0.34			$0.34

Weighted average common shares outstanding:
Basic	9,589			9,589
Diluted	10,113			10,113

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Pro Forma Condensed Statement of Operations
Year Ended December 31, 2003
(Unaudited)
(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)		Pro Forma

Net sales	$14,089	$(4,021)	(2A)	$10,068
Cost of goods sold	6,649	(1,965)	(2A)	4,684
Gross profit	7,440	(2,056)		5,384

Operating expenses:
Selling, general and administrative	6,399	(2,278)	(2A)	4,121
Research and development	2,641	(946)	(2A)	1,695
Total operating expenses	9,040	(3,224)		5,816

Operating loss	(1,600)	1,168		(432)
Interest income (expense), net	41	-		41
Loss before income taxes	(1,559)	1,168		(391)
Income tax benefit	-	-		-
Loss from continuing operations	(1,559)	1,168		(391)
Loss from discontinued operations	-	(1,168)	(2A)	(1,168)
Net loss	$(1,559)	$-		$(1,559)

Loss per share - basic and diluted:
Continuing operations	$(0.16)			$(0.04)
Discontinued operations	-			(0.12)
Net loss	$(0.16)			$(0.16)

Weighted average common shares outstanding:
Basic	9,477			9,477
Diluted	9,477			9,477

See accompanying notes to unaudited pro forma condensed financial statements.

Aetrium Incorporated
Notes to Pro Forma Condensed Financial Statements
(Unaudited)
(in thousands)

NOTE 1 - PRO FORMA CONDENSED BALANCE SHEET ADJUSTMENTS

The following adjustments reflect the sale of assets to and the assumption of liabilities by WEB Technology as of September 30, 2006 pursuant to the Asset Purchase Agreement and the accrual of restructuring costs and professional fees attributable directly to the transaction:

(A)	Proceeds received from WEB Technology in the form of a note receivable with a principal amount of $522,000, payable over two years plus interest of 5%:

Note receivable - current portion	$188
Note receivable - long term portion	334
Total	$522

(B)	Assets transferred to WEB Technology pursuant to the Asset Purchase Agreement:

Accounts receivable	$(339)
Inventories	(3,562)
Property and equipment	(45)
Identifiable intangible assets	(167)
Total	$(4,113)

(C)	Liabilities assumed by WEB Technology pursuant to the Asset Purchase Agreement:

Accounts payable	$(37)
Accrued compensation	(213)
Other accrued liabilities	(147)
Total	$(397)

Accrual of estimated payroll coverage for three months pursuant to the Asset Purchase Agreement:

Other accrued liabilities	$280

Accrual of estimated professional fees attributable directly to the transaction:

Other accrued liabilities	$30

(D)	Estimated severance charges attributable directly to the transaction:

Accrued severance	$300

(E)	Adjustments to shareholders’ equity:

Estimated loss on the sale of net assets reflected in Notes 1(A), 1(B) and 1(C) above	$(3,474)

Estimated severance charges and professional fees reflected in Notes 1(C) and 1(D) above	(330)
Total	$(3,804)

NOTE 2 - PRO FORMA CONDENSED STATEMENT OF OPERATIONS ADJUSTMENTS

The pro forma condensed statements of operations for the nine months ended September 30, 2006 and 2005 and the years ended December 31, 2005, 2004 and 2003 assume that the sale of assets and operations occurred on January 1, 2003. The pro forma adjustments reflect the elimination of revenues and costs associated with the sold product lines and operations.

(A)	Elimination of revenues and costs associated with the sold product lines and operations:

	Nine Months Ended Sept. 30,		Year Ended December 31,
	2006	2005	2005	2004	2003
Net Revenues	$2,283	$2,970	$3,423	$5,030	$4,021
Cost of Goods Sold	(1,361)	(1,572)	(1,874)	(2,653)	(1,965)
Selling, general and administrative	(1,377)	(1,812)	(2,325)	(2,695)	(2,278)
Research and Development	(688)	(695)	(902)	(1,029)	(946)
Loss from discontinued operations	$(1,143)	$(1,109)	$(1,678)	$(1,347)	$(1,168)

Supplementary Information:

The estimated pro forma loss on the disposal of net assets of $3.5 million and severance charges/professional fees of $0.3 million are not reflected in the pro forma condensed statements of operations. Such charges will be recorded in the Aetrium’s operating results for the quarter ended December 31, 2006.

(c) Exhibits.

Exhibit No.	Description
10.1 10.2
Asset Purchase Agreement by and among Aetrium Incorporated, Aetrium Corporation, Aetrium-WEB Technology LLP and WEB Technology, Inc. dated December 28, 2006

Memorandum from Doug Hemer to Keith Williams dated December 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary
Dated:  January 5, 2007

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1 10.2
Asset Purchase Agreement by and among Aetrium Incorporated, Aetrium Corporation, Aetrium-WEB Technology LLP and WEB Technology, Inc. dated December 28, 2006

Memorandum from Doug Hemer to Keith Williams dated December 28, 2006
Filed herewith Filed herewith